Exhibit 10.1

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 30, 2006

among

GOODRICH PETROLEUM COMPANY, L.L.C.,

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Party Hereto

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of August 30, 2006 (the “Third Amendment Effective Date”), is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. Borrower, Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 17, 2005, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005 and the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of Borrower.

B. Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Definitions. Section 1.1 is hereby amended by amending the following definitions:

(a) Agreement. The definition of “Agreement” is hereby amended and restated in its entirety as follows:

“ ‘Agreement’ means this Amended and Restated Credit Agreement, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005, the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006 and the Third Amendment to Amended and Restated Credit Agreement, dated August 30, 2006.”

(b) Second Lien Notes. The definition of “Second Lien Notes” is hereby amended and restated in its entirety as follows:

“ ‘Second Lien Notes’ means the $50,000,000 Second Lien Term Notes issued pursuant to the Second Lien Term Loan Agreement, together with all amendments, modifications, replacements, extensions and rearrangements thereof permitted by Section 9.9(b).”

2.2 Amendment to Section 2.6(b). Section 2.06(b) is hereby amended by amending and restating the second sentence of such section to read as follows:

“In addition to the determinations of the Borrowing Base required pursuant to this Section 2.6(b), (i) one additional special determination thereof may be requested by the Borrower in between any two consecutive scheduled redeterminations, provided that the Borrower shall be limited to two special redeterminations during any calendar year and (ii) one additional special redetermination thereof may be requested by the Determining Lenders during any calendar year.”

2.3 Amendment to Schedule 2. The Lenders hereby agree to amend and restate Schedule 2 in its entirety as follows:

SCHEDULE 2

LENDERS AND COMMITMENTS

Lender	Commitment Percentage	Commitment
BNP Paribas	58.0%	$116,000,000
Comerica Bank	21.5%	$42,000,000
BMO Capital Markets Financing, Inc.	21.5%	$42,000,000
Total:	100%	$200,000,000

2.4 Amendment to Schedule 9.2. Item #8 on Schedule 9.2 is hereby amended and restated in its entirety as follows:

“Debt under the Second Lien Notes and any guarantees thereof, the principal amount of which Debt does not exceed $50,000,000 in the aggregate, and any refinancing or replacement thereof, subject to subordination provisions substantially as provided in the Second Lien Notes as confirmed by Administrative Agent.”

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Section 3. Interim Redetermination of the Borrowing Base. Pursuant to the mid-year Borrowing Base redetermination in Section 2.6(b), the Borrowing Base shall be increased to $150,000,000, effective from and including the Third Amendment Effective Date to but excluding the next redetermination of the Borrowing Base. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.18(c) or Section 9.10(e).

Section 4. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 14.8 of the Credit Agreement) (the “Effective Date”):

4.1 The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Third Amendment signed on behalf of such Persons.

4.2 The Administrative Agent shall have new Notes, payable to each Lender for their adjusted Pro Rata Part of $200,000,000, pursuant to Section 2.3.

4.3 The Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

4.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Borrower and each Guarantor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby, notwithstanding the amendments and modifications contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since November 17, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Event.

5.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

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5.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.

	By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

GUARANTORS:	GOODRICH PETROLEUM CORPORATION

	By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

GOODRICH PETROLEUM COMPANY – LAFITTE, L.L.C.

	By:	/s/ Robert . Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

ADMINISTRATIVE AGENT:	BNP Paribas, as a Lender and as Administrative Agent

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President

LENDERS:	Comerica Bank, as Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Vice President

BMO Capital Markets Financing, Inc. (formerly known as Harris Nesbitt Financing, Inc.), as Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Vice President

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